EXHIBIT 99.2

Rocket Companies Announces the Expiration and Final Results of Cash Tender Offers and Consent Solicitations for Any and All of Nationstar Mortgage Holdings Inc.’s 5.125% Senior Notes Due 2030 and 5.750% Senior Notes Due 2031

DETROIT, /PRNewswire/ September 30, 2025 – Rocket Companies, Inc. (NYSE: RKT) (the “Company” or “Rocket Companies”), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, announced today the expiration and final results of its previously announced tender offers and consent solicitations (collectively, the “Tender Offers and Consent Solicitations”) for the outstanding (i) 5.125% Senior Notes due 2030 (the “2030 Notes”) and (ii) 5.750% Senior Notes due 2031 (the “2031 Notes” and, together with the 2030 Notes, the “Notes”) of Nationstar Mortgage Holdings Inc. (“Nationstar”), a subsidiary of Mr. Cooper Group Inc. (“Mr. Cooper”). The Tender Offers and Consent Solicitations expired at 5:01 p.m., New York City time, on September 30, 2025 (the “Expiration Date”). No tenders submitted after the Expiration Date are valid.

According to information provided to the Company by D.F. King & Co., Inc., the Depositary and Information Agent for the Tender Offers and Consent Solicitations, as of the Expiration Date, Notes were validly tendered and not validly withdrawn with respect to (i) $574,308,000 aggregate principal amount of the 2030 Notes, representing approximately 88.36% of the outstanding 2030 Notes and (ii) $535,765,000 aggregate principal amount of the 2031 Notes, representing approximately 89.29% of the outstanding 2031 Notes.

The Company has accepted for purchase the Notes that were validly tendered (and not validly withdrawn) in the Tender Offers and Consent Solicitations. The “Settlement Date” for the Tender Offers and Consent Solicitations is expected to be on October 1, 2025, substantially concurrently with, and contingent upon, the expected closing of the Mr. Cooper Acquisition.

Any eligible holder (each such holder, an “Eligible Holder” and collectively, the “Eligible Holders”) that validly tendered (and did not validly withdraw) their Notes prior to 5:00 p.m., New York City time, on August 15, 2025 (the “Early Tender Deadline”) were accepted for repurchase at a price of $1,012.50 per $1,000 of principal amount of the Tender Offer Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Tender Offer Notes up to, but not including, October 1, 2025, the expected settlement date (the “Tender Offer Settlement Date”). Tender Offer Notes validly tendered (and not validly withdrawn) after the Early Tender Deadline but prior to the Tender Offer Expiration Date were accepted for repurchase at a price of $962.50 per $1,000 of principal amount of the Tender Offer Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Tender Offer Notes up to, but not including, the Tender Offer Settlement Date.

On the Early Tender Deadline, the Company received consents (the “Requisite Consents”) sufficient to amend the applicable Indentures governing the Notes to, (i) eliminate the requirement to make a “Change of Control” offer for the related Notes following the consummation of the Mr. Cooper Acquisition and future transactions, (ii) eliminate substantially all of the restrictive covenants in the applicable Indenture and the Notes, (iii) eliminate certain conditions to legal defeasance or covenant defeasance in the applicable Indenture and the Notes and (iv) eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the Notes (collectively, the “Proposed Amendments”). On the Early Tender Deadline, Nationstar and the trustee of each series of Notes entered into a supplemental indenture to each Indenture to effect the Proposed Amendments, which became operative today, at the time that the Company accepted for purchase the applicable series of Notes satisfying the Requisite Consents in the Tender Offers and Consent Solicitations.

The terms and conditions of the Tender Offers and Consent Solicitations are described in an Offer to Purchase and Consent Solicitation Statement, dated August 4, 2025 (the “Offer to Purchase and Consent Solicitation Statement”).

J.P. Morgan Securities LLC acted as the dealer manager and solicitation agent (the “Dealer Manager”) for the Tender Offers and Consent Solicitations. D.F. King & Co., Inc. was retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offers and Consent Solicitations. Questions regarding the Tender Offers and Consent Solicitations should be directed to the Dealer Manager at (866) 834-4666 (Toll-Free) or (212) 834-7489 (Telephone). Requests for copies of the Offer to Purchase and Consent Solicitation Statement and other related materials should be directed to D.F. King & Co., Inc. at RKT@dfking.com (email), (800) 549-6864 (U.S. Toll-Free) or (212) 390-0450 (Banks and Brokers).

Forward-Looking Statements

This press release contains statements herein regarding the proposed transaction between Rocket Companies and Mr. Cooper, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket Companies’ and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion

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of the proposed transaction on each of Rocket Companies’ or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket Companies or Mr. Cooper does business, or on Rocket Companies’ or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket Companies’ and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket Companies or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket Companies’ or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket Companies securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket Companies and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket Companies and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket Companies with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Investor Relations Contact:

Sharon Ng

ir@rocket.com

(313) 769-2058

Media Contact:

Aaron Emerson

aaronemerson@rocket.com

(313) 373-3035

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